                                                                     Exhibit 4.2
                                                                  EXECUTION COPY

================================================================================


                                 TRUST AGREEMENT


                                     between


                       GREENPOINT MORTGAGE SECURITIES INC.
                                     Sponsor

                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee


                          Dated as of November 1, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I Definitions..........................................................1

     SECTION 1.1.   Defined Terms..............................................1
     SECTION 1.2.   Other Definitional Provisions..............................2
     SECTION 1.3.   Action by or Consent of Noteholders, Class S
                       Certificateholders and Residual Certificateholders......3

ARTICLE II Organization........................................................3

     SECTION 2.1.   Name ......................................................3
     SECTION 2.2.   Office ....................................................3
     SECTION 2.3.   Purposes and Powers........................................4
     SECTION 2.4.   Appointment of Owner Trustee...............................4
     SECTION 2.5.   Initial Capital Contribution of Trust Estate...............4
     SECTION 2.6.   Declaration of Trust.......................................5
     SECTION 2.7.   Liability..................................................5
     SECTION 2.8.   Title to Trust Property....................................5
     SECTION 2.9.   Situs of Trust.............................................5
     SECTION 2.10.  Representations and Warranties of the Sponsor..............6
     SECTION 2.11.  Federal Income Tax Allocations.............................7
     SECTION 2.12.  Covenants of the Sponsor...................................8
     SECTION 2.13.  Covenants of the Residual Certificateholders...............8

ARTICLE III [Reserved].........................................................9


ARTICLE IV Ownership of Trust Property; Residual Certificates and
           Transfer of Interests...............................................9

     SECTION 4.1.   Trust Property Ownership...................................9
     SECTION 4.2.   The Residual Certificates and Class S Certificates........10
     SECTION 4.3.   Authentication of Residual Certificates and Class S
                       Certificates...........................................10
     SECTION 4.4.   Registration of Transfer and Exchange of Residual
                       Certificates and Class S Certificates..................10
     SECTION 4.5.   Mutilated, Destroyed, Lost or Stolen Residual
                       Certificates or Class S Certificates...................11
     SECTION 4.6.   Persons Deemed Residual Certificateholders and Class S
                       Certificateholders.....................................11
     SECTION 4.7.   Access to List of Residual Certificateholders' and Class S
                       Certificateholders' Names and Addresses................12
     SECTION 4.8.   Maintenance of Office or Agency...........................12
     SECTION 4.9.   ERISA Restrictions........................................12
     SECTION 4.10.  Restrictions on Transfer of Residual Certificates
                       and Class S Certificates...............................12
     SECTION 4.11.  Acceptance of Obligations.................................14
     SECTION 4.12.  Distributions on Class S Certificates and Residual
                       Certificates...........................................14

ARTICLE V Voting Rights and Other Actions.....................................14

     SECTION 5.1.   Prior Notice with Respect to Certain Matters..............14
     SECTION 5.2.   Action by Residual Certificateholders with Respect to
                       Certain Matters........................................16
     SECTION 5.3.   Action with Respect to Bankruptcy.........................16
     SECTION 5.4.   Restrictions on Residual Certificateholders' Power........16
     SECTION 5.5.   Majority Control..........................................17
     SECTION 5.6.   Rights of the Insurer.....................................17
     SECTION 5.7.   Subrogation...............................................18
     SECTION 5.8.   Insurer's Rights Regarding Actions, Proceedings or
                       Investigations.........................................18

ARTICLE VI Certain Duties.....................................................19

     SECTION 6.1.   Accounting and Records to the Noteholders, Class S
                       Certificateholders, Residual Certificateholders, the
                       Internal Revenue Service and Others....................19
     SECTION 6.2.   Signature on Returns; Tax Matters Partner.................20
     SECTION 6.3.   Underwriting Agreement....................................20

ARTICLE VII Authority and Duties of Owner Trustee.............................20

     SECTION 7.1.   General Authority.........................................20
     SECTION 7.2.   General Duties............................................20
     SECTION 7.3.   Action upon Instruction...................................21
     SECTION 7.4.   No Duties Except as Specified in this Agreement or in
                       Instructions...........................................22
     SECTION 7.5.   No Action Except under Specified Documents or
                       Instructions...........................................22
     SECTION 7.6.   Restrictions..............................................22

ARTICLE VIII Concerning the Owner Trustee.....................................22

     SECTION 8.1.   Acceptance of Trust and Duties............................22
     SECTION 8.2.   Furnishing of Documents...................................23
     SECTION 8.3.   Representations and Warranties............................24
     SECTION 8.4.   Reliance; Advice of Counsel...............................24
     SECTION 8.5.   Not Acting in Individual Capacity.........................25
     SECTION 8.6.   Owner Trustee Not Liable for Notes, Residual Certificates,
                       Class S Certificates or Mortgage Loans.................25
     SECTION 8.7.   Owner Trustee May Own Notes, Residual Certificates and
                       Class S Certificates...................................25
     SECTION 8.8.   Payments from Owner Trust Estate..........................25
     SECTION 8.9.   Doing Business in Other Jurisdictions.....................26

ARTICLE IX Compensation of Owner Trustee......................................26

     SECTION 9.1.   Owner Trustee's Fees and Expenses.........................26
     SECTION 9.2.   Indemnification...........................................26
     SECTION 9.3.   Payments to the Owner Trustee.............................27
     SECTION 9.4.   Non-recourse Obligations..................................27

ARTICLE X Termination of Trust Agreement......................................27

     SECTION 10.1.  Termination of Trust Agreement............................27

ARTICLE XI Successor Owner Trustees and Additional Owner Trustees.............28

     SECTION 11.1.  Eligibility Requirements for Owner Trustee................28
     SECTION 11.2.  Resignation or Removal of Owner Trustee...................29
     SECTION 11.3.  Successor Owner Trustee...................................30
     SECTION 11.4.  Merger or Consolidation of Owner Trustee..................30
     SECTION 11.5.  Appointment of Co-Owner Trustee or Separate
                       Owner Trustee..........................................30

ARTICLE XII Miscellaneous.....................................................32

     SECTION 12.1.  Supplements and Amendments................................32
     SECTION 12.2.  No Legal Title to Owner Trust Estate in Residual
                       Certificateholders.....................................33
     SECTION 12.3.  Limitations on Rights of Others...........................33
     SECTION 12.4.  Notices...................................................33
     SECTION 12.5.  Severability..............................................34
     SECTION 12.6.  Separate Counterparts.....................................34
     SECTION 12.7.  Assignments; Insurer......................................34
     SECTION 12.8.  No Petition...............................................34
     SECTION 12.9.  No Recourse...............................................35
     SECTION 12.10. Headings..................................................35
     SECTION 12.11. GOVERNING LAW.............................................35
     SECTION 12.12. Servicer..................................................35

EXHIBITS

Exhibit A.........Form of Class S Certificate
Exhibit B.........Form of Residual Certificate
Exhibit C.........Form of Certificate of Trust

         TRUST AGREEMENT dated as of November 1, 2001 (the "Agreement") between GREENPOINT MORTGAGE SECURITIES INC., a Delaware corporation (the "Sponsor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee.

                                   ARTICLE I

                                   Definitions

         SECTION 1.1. Defined Terms. For the purposes of this Agreement, the following terms shall have the meanings set forth below. All other capitalized terms used herein but not defined shall have the meanings set forth in Annex A to the Indenture dated as of November 1, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         "Affiliate" shall mean with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, or owns, directly or indirectly, 50% or more of, the Person specified.

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Benefit Plan" shall have the meaning assigned to such term in Section 4.9.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq. as the same may be amended from time to time.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register maintained and the registrar respectively appointed pursuant to Section 4.4.

         "Class S Certificate" shall mean an interest only certificate issued by the Trust, substantially in the form of Exhibit A attached hereto.

         "Class S Certificateholder" shall mean the Person in whose name a Class S Certificate is registered on the Certificate Register.

         "Definitive Residual Certificates" shall mean Residual Certificates issued in certificated, fully registered form.

         "Expenses" shall have the meaning assigned to such term in Section 9.2.

         "Indemnified Parties" shall have the meaning assigned to such term in
Section 9.2.

         "Instructing Party" shall have the meaning assigned to such term in
Section 7.3.

         "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Collection Account and all other property of the Trust from time to time, including any rights of the Issuer pursuant to the Sale and Servicing Agreement and any rights of the Sponsor, in its capacity as Purchaser, pursuant to the Mortgage Loan Purchase Agreement.

         "Proposer" shall have the meaning ascribed to it in Section 5.2(b) herein.

         "Residual Certificate" shall mean a trust certificate evidencing the beneficial ownership interest of a Residual Certificateholder in the Trust, substantially in the form of Exhibit B attached hereto.

         "Residual Certificateholder" shall mean the Person in whose name a Residual Certificate is registered on the Certificate Register.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Security Majority" shall mean a majority by principal amount of the Noteholders so long as the Notes are outstanding and a majority by principal amount of the Residual Certificateholders thereafter.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         SECTION 1.2. Other Definitional Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         SECTION 1.3. Action by or Consent of Noteholders, Class S Certificateholders and Residual Certificateholders.

         (a) Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, Class S Certificateholders or Residual Certificateholders, such provision shall be deemed to refer to the Noteholder, Class S Certificateholder or Residual Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders, Class S Certificateholders or Residual Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, Class S Certificateholders or Residual Certificateholders, any Note or Certificate Registered in the name of the Sponsor or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee is entitled to rely upon any such action or consent, only Notes, Class S Certificates or Residual Certificates which the Owner Trustee, or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

         (b) Each Class S Certificateholder by the acceptance of its Class S Certificate agrees that the Insurer shall be treated by the Issuer, the Seller, the Sponsor, the Servicer, the Owner Trustee and the Indenture Trustee as if the Insurer were the related Class S Certificateholder for the purpose of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Class S Certificateholder hereunder without any further consent of the Class S Certificateholder. The Class S Certificateholder may exercise such rights only with the consent of the Insurer.

                                   ARTICLE II

                                  Organization

         SECTION 2.1. Name. There is hereby formed a trust to be known as "GreenPoint Home Equity Loan Trust 2001-2", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2. Office. The office of the Trust shall be in the care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Residual
Certificateholders, the Insurer and the Sponsor.

         SECTION 2.3. Purposes and Powers.

         (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Residual Certificates and Class S Certificates pursuant to this Agreement, and to sell the Notes, Residual Certificates and Class S Certificates;

                  (ii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Indenture Trustee on behalf of the Noteholders and for the benefit of the Insurer and to hold, manage and distribute to the Residual Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iii) with the proceeds of the sale of the Notes, to fund the Pre-Funding Account and pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Sponsor pursuant to the Sale and Servicing Agreement;

                  (iv) to enter into, execute, deliver and perform its obligations under the Basic Documents to which it is a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders, the Class S Certificateholders and the Residual Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4. Appointment of Owner Trustee. The Sponsor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5. Initial Capital Contribution of Trust Estate. The Sponsor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Sponsor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Collection Account. On or prior to the Closing Date, the Owner Trustee will also, upon receipt thereof, acknowledge on behalf of the Trust receipt of the Mortgage Loans pursuant to the Sale and Servicing Agreement. The Sponsor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Residual Certificateholders and the Class S Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income tax purposes, the Trust shall be treated as a branch; provided, however, that in the event Residual Certificates are owned by more than one Residual Certificateholder, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall then be treated as a partnership and that, unless otherwise required by appropriate tax authorities, only after such time the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7. Liability. No Holder shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8. Title to Trust Property.

         (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with the Basic Documents. No transfer, by operation of law or otherwise, of any right, title or interest by any Residual Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.10. Representations and Warranties of the Sponsor. The Sponsor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Notes, Residual Certificates and Class S Certificates and upon which the Insurer relies in issuing the Policy.

         (a) The Sponsor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents;

         (b) It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification;

         (c) The Sponsor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; this Agreement, when executed and delivered by the Sponsor, will constitute the legal, valid and binding obligations of the Sponsor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles; the Sponsor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Sponsor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Sponsor by all necessary corporate action;

         (d) No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made;

         (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Sponsor, or any material indenture, agreement or other instrument to which the Sponsor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Sponsor's knowledge, any order, rule or regulation applicable to the Sponsor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sponsor or its properties; and

         (f) There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Sponsor or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes, the Residual Certificates or the Class S Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or
(D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes, the Residual Certificates or the Class S Certificates.

         SECTION 2.11. Federal Income Tax Allocations(a) . For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under section 7701 of the Code, be disregarded as an entity distinct from the Residual Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Residual Certificateholder will be treated as (i) owning all assets owned by the Trust,
(ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Residual Certificateholder will be disregarded.

         (b) Neither the Owner Trustee nor any Residual Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

         (c) In the event that the Trust is treated as a partnership for Federal income tax purposes, net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated: (i) to the extent of available net income, among the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Residual Certificates and any such securities on such date; (ii) to the Sponsor, to the extent of any remaining net income.

         If the net income of the Trust for any month is insufficient for the allocations described in clause (i) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause
(ii). Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership as of the Record Date in proportion to their ownership percentage of principal amount of Residual Certificates and any such securities, respectively, on such Record Date until the principal balance of the Residual Certificates and any such securities is reduced to zero. The Sponsor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership, or as otherwise required by the Code.

         SECTION 2.12. Covenants of the Sponsor. The Sponsor agrees and covenants for the benefit of each Residual Certificateholder, each Holder of a Class S Certificate, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

         (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Basic Documents;

         (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

         (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 10.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

         (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

         SECTION 2.13. Covenants of the Residual Certificateholders. Each Residual Certificateholder agrees:

         (a) to be bound by the terms and conditions of the Residual Certificates and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Residual Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer and all other Residual Certificateholders present and future;

         (b) to hereby appoint the Sponsor as such Residual Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust, if any, and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each Residual Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

         (c) if such Residual Certificateholder is other than an individual or other entity holding its Residual Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Residual Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

         (d) until the completion of the events specified in Section 10.1(e), not to, for any reason, institute proceedings for the Trust or the Sponsor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Sponsor or the Trust or a substantial part of its property, or cause or permit the Sponsor or the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

         Except as provided in Section 2.13, and notwithstanding any other provision to the contrary in this Agreement, no Residual Certificateholder other than the Sponsor in its capacity as the "Sponsor" shall be deemed to have adopted, be bound by, or succeed in any way to any representation by, or duty of indemnification by or any other duty of, the Sponsor, including those contained in Sections 2.10, 2.12, 4.6, 9.2 or elsewhere herein.

                                  ARTICLE III

                                   [Reserved]

                                   ARTICLE IV

  Ownership of Trust Property; Residual Certificates and Transfer of Interests

         SECTION 4.1. Trust Property Ownership. Upon the formation of the Trust by the contribution by the Sponsor pursuant to Section 2.5, the Owner Trustee, contemporaneously therewith, having full power, authority, and authorization to do so, has executed, authenticated, dated, issued, and delivered, in the name and on behalf of the Trust, to the Sponsor, one (1) or more Residual Certificates representing in the aggregate a 100% interest in the Trust, and has registered such Residual Certificate(s) on the Certificate Register in the name of the Sponsor. The Sponsor shall be the sole beneficiary of the Trust. Such Residual Certificate(s) are duly authorized, validly issued, and entitled to the benefits of this Agreement. For so long as the Sponsor shall own such 100% interest in the Trust, the Sponsor shall be the sole beneficial owner of the Trust. The Sponsor shall at all times keep and own a Residual Certificate or Residual Certificates representing no less than 1% interest, and at no time will the Sponsor sell or alienate its interest represented by Residual Certificate(s) in such a way as to reduce its aggregate beneficial ownership in the Residual Certificates to less than 1%.

         SECTION 4.2. The Residual Certificates and Class S Certificates. Except for Residual Certificates issued to the Sponsor, the Residual Certificates shall be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof. Except for Class S Certificates issued to the Sponsor, the Class S Certificates shall be executed in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Residual Certificates and Class S Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Residual Certificates and Class S Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Certificates and Class S Certificates or did not hold such offices at the date of authentication and delivery of such Residual Certificates and Class S Certificates. A transferee of a Residual Certificate or Class S Certificate shall become a Residual Certificateholder or Class S Certificateholder, respectively, and shall be entitled to the rights and subject to the obligations of a Residual Certificateholder or Class S Certificateholder, as appropriate, hereunder, upon due registration of such Residual Certificate or Class S Certificate in such transferee's name pursuant to Section 4.4.

         SECTION 4.3. Authentication of Residual Certificates and Class S Certificates. Concurrently with the initial sale of the Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Residual Certificates and Class S Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Sponsor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Sponsor, in authorized denominations. No Residual Certificate or Class S Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Residual Certificate or Class S Certificate a certificate of authentication substantially in the form set forth in Exhibit A (with respect to a Class S Certificate) or Exhibit B (with respect to a Residual Certificate), executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Residual Certificate or Class S Certificate shall have been duly authenticated and delivered hereunder. All Residual Certificates and Class S Certificates shall be dated the date of their authentication.

         SECTION 4.4. Registration of Transfer and Exchange of Residual Certificates and Class S Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 4.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Certificates and of transfers and exchanges of Residual Certificates and Class S Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

         In furtherance of and not in limitation of the foregoing, each Class S Certificateholder and each Residual Certificateholder, by acceptance of its Class S Certificate or Residual Certificate, as appropriate, specifically acknowledges that it has no right to or interest in any monies at any time held in the Pre-Funding Account or the Reserve Fund prior to the release of such monies pursuant to Section 8.7(d)(iv) or Section 8.7(d)(xvi) of the Indenture, as appropriate, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Pre-Funding Account or the Reserve Fund constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement shall be considered to constitute a security agreement and the Sponsor, the Class S Certificateholders and the Residual Certificateholders hereby grant to the Indenture Trustee and the Insurer a first priority perfected security interest in such amounts. In addition, each Class S Certificateholder and each Residual Certificateholder, by acceptance of its Class S Certificate or Residual Certificate, as appropriate, hereby appoints the Sponsor as its agent to pledge a first priority perfected security interest in the Pre-Funding Account and the Reserve Fund, and any amounts held therein from time to time to the Indenture Trustee and the Insurer and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Indenture Trustee's security interest in the Mortgage Loans.

         SECTION 4.5. Mutilated, Destroyed, Lost or Stolen Residual Certificates or Class S Certificates. If (a) any mutilated Residual Certificate or Class S Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Certificate or Class S Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and the Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Certificate or Class S Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Certificate or Class S Certificate, a new Residual Certificate or Class S Certificate, respectively, of like class, tenor and denomination. In connection with the issuance of any new Residual Certificate or Class S Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Residual Certificate or Class S Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Certificate or Class S Certificate shall be found at any time.

         SECTION 4.6. Persons Deemed Residual Certificateholders and Class S Certificateholders. Every Person by virtue of becoming a Residual Certificateholder or Class S Certificateholder in accordance with this Agreement and the rules and regulations of the Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Residual Certificate or Class S Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, may treat the Person in whose name any Residual Certificate or Class S Certificate shall be registered in the Certificate Register as the owner of such Residual Certificate or Class S Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and the Indenture and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or the Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Insurer shall be bound by any notice to the contrary.

         SECTION 4.7. Access to List of Residual Certificateholders' and Class S Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Sponsor or the Insurer, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list, of the names and addresses of the Residual Certificateholders or Class S Certificateholders as of the most recent Record Date. If three or more Holders of Residual Certificates or one or more Holders of Residual Certificates evidencing not less than 25% by Percentage Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Residual Certificateholders or with any Class S Certificateholders with respect to their rights under this Agreement or under the Residual Certificates or Class S Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Residual Certificateholders. Each Holder, by receiving and holding a Residual Certificate or Class S Certificate, shall be deemed to have agreed not to hold any of the Sponsor, the Servicer, the Owner Trustee or the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 4.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in Wilmington, Delaware an office or offices or agency or agencies where Residual Certificates and Class S Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Certificates, Class S Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Sponsor, the Residual Certificateholders, the Class S Certificateholders and the Insurer of any change in the location of the Certificate Register or any such office or agency.

         SECTION 4.9. ERISA Restrictions. Neither the Residual Certificates nor the Class S Certificates may be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Residual Certificate or Class S Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         SECTION 4.10. Restrictions on Transfer of Residual Certificates and Class S Certificates.

         (a) The Residual Certificates and Class S Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section 4.10 and any other Section referring to the Residual Certificates or Class S Certificates, "transferred" or a "transfer") only in accordance with this Section 4.10.

         (b) No transfer of a Residual Certificate or Class S Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except for the initial issuance of the Residual Certificate or Class S Certificate to the Sponsor, the Indenture Trustee shall require (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Indenture Trustee and the Insurer certifying to the Indenture Trustee and the Insurer the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Insurer or (ii) if the investment letter is not delivered, a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Indenture Trustee, the Insurer and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor from said Act or is being made pursuant to said Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee, the Insurer or the Sponsor. The Holder of a Residual Certificate or Class S Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Sponsor and the Insurer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) The Residual Certificate, the Class S Certificate and any interests therein shall not be transferred except upon satisfaction of the following conditions precedent: (i) the Person that acquires a Residual Certificate or Class S Certificate shall (A) be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, the performance of every covenant and obligation of the Sponsor hereunder and (C) as part of its acquisition of a Residual Certificate or Class S Certificate, acquire all rights of the Sponsor or any transferee under this Section 4.10(c) to amounts payable to the Class S Certificateholder or the Residual Certificateholder or such transferee under
Section 8.7(d)(xvi) of the Indenture (with respect to the Residual Certificate) or Section 8.7(d)(iv) of the Indenture (with respect to the Class S Certificate)
(ii) the Holder of the Residual Certificates and Class S Certificates shall deliver to the Indenture Trustee and the Insurer an Officer's Certificate stating that such transfer and such supplemental agreement comply with this
Section 4.10(c) and that all conditions precedent provided by this Section 4.10(c) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this Section 4.10(c) have been complied with, and the Indenture Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; (iii) the Holder of the Residual Certificates or Class S Certificate shall deliver to the Indenture Trustee and the Insurer a letter from each Rating Agency confirming that its rating of the Notes, after giving effect to such transfer, will not be reduced or withdrawn without regard to the Policy; (iv) the transferee of the Residual Certificates or Class S Certificate shall deliver to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Notes after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of a Noteholder, any Residual Certificateholder or any Class S Certificateholder and
(d) such transfer will not result in the arrangement created by this Agreement or any "portion" of the Trust, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other property conveyed hereunder shall have been taken or made and (vi) the Insurer shall have consented to such transfer. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this Section 4.10(c) shall not apply in the event the Indenture Trustee shall have received a letter from each Rating Agency confirming that its rating of the Notes, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause (i)(A), shall not be reduced or withdrawn without regard to the Policy. Notwithstanding the foregoing, the requirements set forth in this paragraph (c) shall not apply to the initial issuance of the Residual Certificates or Class S Certificates to the Sponsor.

         Except for the initial issuance of the Residual Certificate and Class S Certificate to the Sponsor, no transfer of a Residual Certificate or Class S Certificate shall be made unless the Indenture Trustee and the Insurer shall have received a representation letter from the transferee of such Residual Certificate or Class S Certificate, acceptable to and in form and substance satisfactory to the Indenture Trustee and the Insurer to the effect that such transferee is not a Benefit Plan, nor a Person acting on behalf of or using the assets of a Benefit Plan, which representation letter shall not be an expense of the Indenture Trustee or the Insurer.

         (d) No transfer or pledge of the Residual Certificates shall result in more than 98 other holders of Residual Certificates.

         (e) No transfer or pledge of (i) any Residual Certificate or (ii) any portion of a transferor's interest in any Residual Certificate shall be made to a proposed holder unless the transferor simultaneously transfers to such proposed holder (i) the Class S Certificate or (ii) an analogous portion (by percentage) of the transferor's interest in the Class S Certificate, respectively. No Class S Certificate may be transferred to any proposed holder except in connection with the transfer of a Residual Certificate made in accordance with the terms of the preceding sentence.

         SECTION 4.11. Acceptance of Obligations. The Sponsor, by its acceptance of the Class S Certificates and the Residual Certificates, agrees to be bound by and to perform all the duties of the Sponsor set forth in this Agreement.

         SECTION 4.12. Distributions on Class S Certificates and Residual Certificates. The Holders of the Class S Certificates and the Residual Certificates will be entitled to distributions on each Payment Date, as provided in the Sale and Servicing Agreement and the Indenture.

                                   ARTICLE V

                         Voting Rights and Other Actions

         SECTION 5.1. Prior Notice with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Residual Certificateholders and the Insurer in writing of the proposed action and the Residual Certificateholders and the Insurer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Residual Certificateholders or the Insurer have withheld consent or provided alternative direction:

         (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

         (b) the amendment of the Indenture by a supplemental Indenture in circumstances where the consent of any Noteholder is required;

         (c) the amendment of the Indenture by a supplemental Indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Class S Certificateholders or the Residual Certificateholders;

         (d) except pursuant to Section 9.01 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Residual Certificateholders;

         (e) the consent to the calling or waiver of any default of any Basic Document;

         (f) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document; (g) except as provided in Article X hereof, dissolve, terminate or liquidate the Trust in whole or in part;

         (h) cause the Trust to incur, assume or guaranty any indebtedness other than as in this Agreement or the other Basic Documents;

         (i) do any act that conflicts with any other Basic Document;

         (j) do any act which would make it impossible to carry on the ordinary business Trust as described in Section 2.3 hereof;

         (k) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

         (l) cause the Trust to lend any funds to any entity; or

         (m) change the Trust's purpose and powers from those set forth in this Trust Agreement.

The Owner Trustee shall notify the Residual Certificateholders in writing of any appointment of a successor Security Registrar, or Certificate Registrar within five Business Days thereof.

         SECTION 5.2. Action by Residual Certificateholders with Respect to Certain Matters.

         (a) Upon the written request from time to time of Residual Certificateholder(s) evidencing not less than 51% by Percentage Interest and subject to the prior review by the Insurer, the Owner Trustee shall take appropriate actions to remove Mortgage Loans from any Pool pursuant to Section
2.07 of the Sale and Servicing Agreement. The Owner Trustee shall notify the Insurer of any such proposed removal. The Owner Trustee will take such actions with respect to removal of Mortgage Loans as may from time to time be proposed by the Residual Certificateholders pursuant to Sections 5.2(b) and 5.5.

         (b) Upon the written request of any Residual Certificateholder (a "Proposer"), the Owner Trustee shall distribute promptly to all Residual Certificateholders any request for action or consent of Residual Certificateholders submitted by such Proposer, with a copy to the Insurer and the Manager. The Owner Trustee shall provide a reasonable method for collecting responses to such request and shall tabulate and report the results thereof to the Residual Certificateholders, the Insurer and the Manager. The Owner Trustee shall have no responsibility or duty to determine if any such proposed action or consent is permitted under the terms of this Agreement or applicable law.

         SECTION 5.3. Action with Respect to Bankruptcy. Until one year and one day following the day on which the Notes have been paid in full, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of the Insurer. Until one year and one day following the day on which the Notes have been paid in full, all amounts due to the Insurer under the Insurance Agreement have been paid in full, the Policy has terminated and the Indenture Trustee has surrendered the Policy to the Insurer, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of all of the Residual Certificateholders and the Insurer, and the delivery to the Owner Trustee by each such Residual Certificateholder and the Insurer, of a certificate certifying that such Residual Certificateholder reasonably believes that the Trust is insolvent. The Owner Trustee in undertaking such proceedings or other actions contemplated by Section 2.12(b) relating to the Trust shall consider the interest of the Noteholders, the Class S Certificateholders and the Insurer in addition to the interests of the Trust and whether the Trust is insolvent. The Owner Trustee shall not commence such proceedings or other actions contemplated by Section 2.12(b) unless the Owner Trustee shall have been furnished (at the expense of the Trust) with a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent. The provisions of this Section do not constitute an acknowledgement or admission by the Trust, the Owner Trustee, any Class S Certificateholder, any Residual Certificateholder or any creditor of the Trust that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 et seq., as amended.

         SECTION 5.4. Restrictions on Residual Certificateholders' Power.

         (a) Neither the Residual Certificateholders nor the Insurer shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

         (b) No Residual Certificateholder (other than the Sponsor as sole Residual Certificateholder) shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless such party is the Instructing Party pursuant to Section 7.3 and unless such party previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Residual Certificateholders evidencing not less than 25% by Percentage Interest shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 7.3; it being understood and intended, and being expressly covenanted by each Residual Certificateholder with every other Residual Certificateholder, the Owner Trustee or the Insurer, that no Holders of Residual Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Residual Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Residual Certificateholders and the Insurer. For the protection and enforcement of the provisions of this Section 5.4, each and every Residual Certificateholder, the Owner Trustee and the Insurer shall be entitled to such relief as can be given either at law or in equity.

         SECTION 5.5. Majority Control. No Residual Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Residual Certificateholders under this Agreement may be taken by the Holders of Residual Certificates evidencing not less than a 51% by Percentage Interest of such class. Except as expressly provided herein, any written notice of the Residual Certificateholders delivered pursuant to this Agreement shall be effective if signed by Residual Certificateholders evidencing not less than a 51% Percentage Interest in such Class at the time of the delivery of such notice.

         SECTION 5.6. Rights of the Insurer. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Insurer, the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Mortgage Loan or any rights of the Trust thereunder or confess a judgement against the Trust, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity or convey or transfer all or substantially all of the Trust's assets to any other Person, (iv) amend the Certificate of Trust or (v) amend this Agreement in accordance with Section 12.1 of this Agreement.

         SECTION 5.7. Subrogation. The Insurer shall, to the extent it makes any payment with respect to any Class S Certificate, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to any Class S Certificate by or on behalf of the Insurer, the Insurer shall be assigned all rights to the payment of interest or principal with respect to such Class S Certificate which are then due for payment to the extent of all payments made by the Insurer. The Insurer may exercise any option, vote, right, power or the like with respect to such Class S Certificate to the extent that it has made payment pursuant to the Policy.

         SECTION 5.8. Insurer's Rights Regarding Actions, Proceedings or Investigations. Until all Notes and all Class S Certificates have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Policy has been returned to the Insurer for cancellation, the following provisions shall apply:

         (a) Notwithstanding anything contained herein or in the other Basic Documents to the contrary, the Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Trust, the Owner Trust Estate, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Trust or any affiliate thereof. Following notice to the Indenture Trustee, the Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Trust, the Owner Trust Estate, the Collateral, and the Trust Property. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in the Reimbursement Amount.

         (b) In connection with any action, proceeding or investigation that could adversely affect the Trust, the Owner Trust Estate, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Trust or any affiliate thereof, the Indenture Trustee hereby agrees to cooperate with, and to take such action as directed by, the Insurer, including (without limitation) entering into such agreements and settlements as the Insurer shall direct, in its sole discretion, without the consent of any Noteholder.

         (c) The Owner Trustee hereby agrees to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Indenture Trustee as a party or that could adversely affect the Trust, the Owner Trust Estate, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Trust or any affiliate thereof.

         (d) Notwithstanding anything contained herein or in any of the other Basic Documents to the contrary, the Owner Trustee shall not, without the Insurer's prior written consent or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Owner Trust Estate, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents.

         (e) Each Class S Certificateholder and each Residual Certificateholder, by acceptance of its Class S Certificate or Residual Certificate, as appropriate, and the Owner Trustee agree that the Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Basic Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Class S Certificateholder, any Residual Certificateholder or the Owner Trustee, notwithstanding any other provision contained herein or in any of the other Basic Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                   ARTICLE VI

                                 Certain Duties

         SECTION 6.1. Accounting and Records to the Noteholders, Class S Certificateholders, Residual Certificateholders, the Internal Revenue Service and Others. Subject to Sections 8.01(b)(iii) and 8.01(c) of the Sale and Servicing Agreement, the Sponsor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, the allocations of net income under
Section 2.11 hereof, (b) deliver (or cause to be delivered) to each Class S Certificateholder and Residual Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Class S Certificateholder and Residual Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed, if necessary, such tax returns relating to the Trust (including a partnership information return, Form 1065), and direct the Owner Trustee or the Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a branch, or if applicable, as a partnership, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 8.01(b)(ii) of the Sale and Servicing Agreement with respect to income or distributions to Class S Certificateholders and Residual Certificateholders and the appropriate forms relating thereto. The Owner Trustee or the Servicer, as the case may be, shall make all elections pursuant to this Section as directed in writing by the Sponsor. The Owner Trustee shall sign all tax information returns, if any, filed pursuant to this Section 6.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Sponsor or the Servicer. The Sponsor will direct the Owner Trustee and the Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Sponsor shall not direct the Owner Trustee to make, and the Owner Trustee shall not make, the election provided under Section 754 of the Code.

         SECTION 6.2. Signature on Returns; Tax Matters Partner.

         (a) Notwithstanding the provisions of Section 6.1 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Residual Certificateholder to sign such documents, in which case such documents shall be signed by the Sponsor.

         (b) In the event that the Trust is characterized as a partnership, the Sponsor shall be the "tax matters partner" of the Trust pursuant to the Code.

         SECTION 6.3. Underwriting Agreement. The Servicer is hereby authorized to execute and deliver the Underwriting Agreement with respect to the Notes.

                                  ARTICLE VII

                      Authority and Duties of Owner Trustee

         SECTION 7.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Sponsor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $100,000,000, Class A-2 Notes in the aggregate principal amount of $100,000,000 and Class A-3 Notes in the aggregate principal amount of $245,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents. The Owner Trustee may rely on the Manager to carry out any action that the Owner Trustee is authorized or directed to perform hereunder, to the extent permitted by the Management Agreement.

         SECTION 7.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement or the failure of the Manager to carry out its obligations under the Management Agreement.

         SECTION 7.3. Action upon Instruction.

         (a) Subject to Article V, the Insurer (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents. In acting in accordance with the direction of the Insurer pursuant to this Section or pursuant to Article V, the Owner Trustee shall not be deemed to (i) owe any fiduciary obligation to the Insurer or (ii) have violated any fiduciary responsibility to the Residual Certificateholders.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, notwithstanding any other provision of this Agreement, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Residual Certificateholders and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, notwithstanding any other provision of this Agreement, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Residual Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 7.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 7.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility to file any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 7.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 7.3.

         SECTION 7.6. Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation or a publicly traded partnership for Federal income tax purposes. The Residual Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VIII

                          Concerning the Owner Trustee

         SECTION 8.1. Acceptance of Trust and Duties. The Owner Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 8.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 7.4 hereof, or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment, not constituting negligence, made by a Responsible Officer of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it if such action or omission is in accordance with the instructions of the Instructing Party, the Sponsor, the Servicer or any Residual Certificateholder pursuant to the terms hereof;

         (c) the Owner Trustee shall not risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificates of authentication on the Notes, the Residual Certificates and the Class S Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Sponsor, the Insurer, the Indenture Trustee, any Residual Certificateholder or any Class S Certificateholder, other than as expressly provided for herein and in the Basic Documents;

         (e) the Owner Trustee shall not be liable for the default or misconduct of the Sponsor, the Insurer, the Indenture Trustee, or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Sponsor under this Agreement, by the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

         (f) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or any of the Residual Certificateholders, unless such Instructing Party or Residual Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

         SECTION 8.2. Furnishing of Documents. The Owner Trustee shall furnish to the Residual Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 8.3. Representations and Warranties. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Sponsor and the Holders that:

         (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         (d) The Owner Trustee has duly executed and delivered this Agreement and each other Basic Document to which it is a party, and each of this Agreement and each such other Basic Document constitutes the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 8.4. Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

         SECTION 8.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 8.6. Owner Trustee Not Liable for Notes, Residual Certificates, Class S Certificates or Mortgage Loans. The recitals contained herein and in the Notes, the Residual Certificates and the Class S Certificates (other than the signature and countersignature of the Owner Trustee on the Notes, the Residual Certificates and the Class S Certificates, respectively), shall be taken as the statements of the Sponsor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document, of the Notes (other than the signature and countersignature of the Owner Trustee on the Notes), of the Residual Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Certificates), of the Class S Certificates (other than the signature and countersignature of the Owner Trustee on the Class S Certificates) or of any Mortgage Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Residual Certificateholders under this Agreement or the Noteholders or Class S Certificateholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgage Loan; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Sponsor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 8.7. Owner Trustee May Own Notes, Residual Certificates and Class S Certificates. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes, Residual Certificates or Class S Certificates and may deal with the Sponsor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 8.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

         SECTION 8.9. Doing Business in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 11.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE IX

                          Compensation of Owner Trustee

         SECTION 9.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder the Owner Trustee Fees, and the Owner Trustee shall be entitled to be reimbursed by the Sponsor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

         SECTION 9.2. Indemnification. The Sponsor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may (in its trust or individual capacities) at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Sponsor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 8.1. The indemnities contained in this Section and the rights under Section 9.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Sponsor which approval shall not be unreasonably withheld.

         SECTION 9.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article IX shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 9.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Residual Certificateholder.

                                   ARTICLE X

                         Termination of Trust Agreement

         SECTION 10.1. Termination of Trust Agreement.

         (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the later of (i) the maturity or other liquidation of the last Mortgage Loan (including the redemption by the Sponsor at its option of the Notes as described in Section 7.01(b) of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Mortgage Loans as provided in the Basic Documents or (ii) the payment to Residual Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement, the Indenture and the Insurance Agreement; provided, however, that the rights to indemnification under
Section 9.2 and the rights under Section 9.1 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination pursuant to this Section 10.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Residual Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Residual Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), neither the Sponsor nor any other Residual Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Residual Certificateholders and Class S Certificateholders shall surrender their Residual Certificates and Class S Certificates to the Indenture Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Residual Certificateholders and Class S Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 7.01(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Residual Certificates or Class S Certificates, as the case may be, shall be made upon presentation and surrender of the Residual Certificates or Class S Certificates, as the case may be, at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Certificates or Class S Certificates, as the case may be, at the office of the Indenture Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Indenture Trustee at the time such notice is given to the Residual Certificateholders and Class S Certificateholders. Upon presentation and surrender of the Residual Certificates or Class S Certificates, as the case may be, the Indenture Trustee shall cause to be distributed to the Residual Certificateholders and Class S Certificateholders amounts distributable on such Payment Date pursuant to Section 8.7(d)(xvi) or Section 8.7(d)(iv) of the Indenture, as applicable.

         In the event that all of the Residual Certificateholders or Class S Certificateholders shall not surrender their Residual Certificates or Class S Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Residual Certificateholders or Class S Certificateholders, as appropriate, to surrender their Residual Certificates or Class S Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Residual Certificates or Class S Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Residual Certificateholders or Class S Certificateholders, as appropriate, concerning surrender of their Residual Certificates or Class S Certificates, as appropriate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Sponsor and Holders shall look solely to the Sponsor for payment.

         (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Sponsor.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                   ARTICLE XI

             Successor Owner Trustees and Additional Owner Trustees

         SECTION 11.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a rating of at least A3 by Moody's or A-1 by Standard & Poor's; and (v) acceptable to the Insurer in its sole discretion. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 11.2.

         SECTION 11.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Sponsor (or in the event that the Sponsor is not the sole Residual Certificateholder, the Holders of Residual Certificates evidencing not less than a majority in interest in the Trust), the Insurer and the Servicer. Upon receiving such notice of resignation, the Sponsor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 11.1 herein, by written instrument, one copy of which instrument shall be delivered to the resigning Owner Trustee and with additional copies to the successor Owner Trustee and the Insurer provided that the Sponsor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 11.1 and shall fail to resign after written request therefor by the Sponsor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Residual Certificateholder with the consent of the Insurer may remove the Owner Trustee. If the Residual Certificateholder shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Sponsor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 11.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee and the Sponsor shall pay all fees owed to the outgoing Owner Trustee, if not previously paid by the Trust.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 11.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Sponsor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         Notwithstanding any other provision of this Agreement, and in addition to any other method of removal of the Owner Trustee contained herein, upon a proposal made pursuant to Section 5.2(b) and the subsequent consent of Residual Certificateholders representing no less than a 66-2/3% Percentage Interest of the Residual Certificates in the Trust, the Owner Trustee may be removed as Owner Trustee, subject to the consent of the Insurer, which consent is not to be unreasonably withheld. In the event the Owner Trustee is removed pursuant to this paragraph, the provisions of this Agreement, including Article X herein, shall apply as if the Owner Trustee had resigned hereunder.

         SECTION 11.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 11.2 shall execute, acknowledge and deliver to the Sponsor, the Servicer and the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Sponsor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 11.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to all Residual Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 11.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 11.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies and the Insurer.

         SECTION 11.5. Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 11.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 11.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XII

                                  Miscellaneous

         SECTION 12.1. Supplements and Amendments.

         (a) This Agreement may be amended by the Sponsor and the Owner Trustee, with the prior written consent of the Insurer and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or, in the event that the Sponsor is not the sole Residual Certificateholder, the Residual Certificateholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Noteholder or Residual Certificateholder.

         (b) This Agreement may also be amended from time to time, with the prior written consent of the Insurer, by the Sponsor and the Owner Trustee, with prior written notice to the Rating Agencies, and, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes and, the consent of the Residual Certificateholders evidencing not less than a majority interest in the Trust (which consent of any Holder of a Note or Residual Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Note or Residual Certificate and of any Note or Residual Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note or Residual Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Residual Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders, the Residual Certificateholders or the Class S Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Residual Certificate, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Residual Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Residual Certificateholder, the Indenture Trustee, the Insurer and each of the Rating Agencies.

         It shall not be necessary for the consent of the Noteholders, the Residual Certificateholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Residual Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Residual Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 12.2. No Legal Title to Owner Trust Estate in Residual Certificateholders. The Residual Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Residual Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Residual Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 12.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Sponsor, the Residual Certificateholders, the Servicer and, to the extent expressly provided herein, the Insurer, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 12.4. Notices.

         (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Sponsor, addressed to GreenPoint Mortgage Securities Inc., 100 Wood Hollow Drive, Doorstop #22210, Novato, California 94945, Attention: S.A. Ibrahim; if to the Insurer, addressed to Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention: Insured Portfolio Management - SF (GreenPoint Home Equity Loan Trust--2001-2), Telecopy
No.: 1-800-787-1311; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Residual Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Residual Certificateholder receives such notice.

         SECTION 12.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 12.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 12.7. Assignments; Insurer.

         (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of the Insurer. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Owner Trustee.

         (b) In accepting instructions from the Insurer pursuant to Article V or
Section 7.3 of this Agreement, and with respect to any other obligations of the Owner Trustee to the Insurer under this Agreement, the Owner Trustee undertakes to perform or observe only its express obligations under this Agreement, and no implied obligations with respect to the Insurer shall be read into this Agreement against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Insurer and it is expressly understood and agreed by the Insurer that the Owner Trustee shall not be personally liable or responsible for the payment of any amount owing on or with respect to the Basic Documents or for the failure of the Trust to perform its obligations under the Basic Documents or any other agreement with respect thereto.

         SECTION 12.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Residual Certificateholder, by accepting a Residual Certificate, each Class S Certificateholder, by accepting a Class S Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Sponsor, or join in any institution against the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Residual Certificates, the Class S Certificates, this Agreement or any of the Basic Documents.

         SECTION 12.9. No Recourse. Each Residual Certificateholder by accepting a Residual Certificate acknowledges that such Residual Certificateholder's Residual Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Servicer, the Sponsor, the Owner Trustee, the Indenture Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Certificates or the Basic Documents. Each Class S Certificateholder by accepting a Class S Certificate acknowledges that such Class S Certificateholder's Class S Certificates do not represent interests in or obligations of the Servicer, the Sponsor, the Owner Trustee, the Indenture Trustee, the Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Certificates or the Basic Documents.

         SECTION 12.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 12.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 12.12. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.



                                            WILMINGTON TRUST COMPANY,
                                                Owner Trustee


                                            By: /s/ W. Chris Sponenberg
                                                --------------------------------
                                                Name: W. Chris Sponenberg
                                                Title: Vice President


                                            GREENPOINT MORTGAGE SECURITIES INC.,
                                                 Sponsor



                                            By: /s/ Nathan Hieter
                                                --------------------------------
                                            Name: Nathan Hieter
                                            Title: Vice President

Acknowledged and Agreed:

GREENPOINT MORTGAGE FUNDING, INC.,
Servicer

By: /s/ Robert Bernstein
    ----------------------------
    Name:  Robert Bernstein
    Title: Senior Vice President

                                                                       EXHIBIT A

                               CLASS S CERTIFICATE


THIS CLASS S CERTIFICATE REPRESENTS CERTAIN RIGHTS TO PAYMENT OF INTEREST TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CLASS S CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS CLASS S CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS S CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.10 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CLASS S CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES A REPRESENTATION LETTER FROM THE TRANSFEREE OF SUCH CLASS S CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE, NOR A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, WHICH REPRESENTATION LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER.

NO TRANSFER OF A CLASS S CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS. EXCEPT FOR THE INITIAL ISSUANCE OF THE CLASS S CERTIFICATE TO THE SPONSOR, THE OWNER TRUSTEE SHALL REQUIRE (i) THE TRANSFEREE TO EXECUTE AN INVESTMENT LETTER ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER CERTIFYING TO THE OWNER TRUSTEE AND THE INSURER THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, OR THE INSURER OR (ii) IF THE INVESTMENT LETTER IS NOT DELIVERED, A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE, THE INSURER AND THE SPONSOR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT OR IS BEING MADE PURSUANT TO SAID ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, THE INSURER OR THE SPONSOR. THE HOLDER OF A CLASS S CERTIFICATE DESIRING TO EFFECT SUCH TRANSFER SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE SPONSOR AND THE INSURER AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.

THE CLASS S CERTIFICATES AND ANY INTEREST THEREIN SHALL NOT BE TRANSFERRED EXCEPT UPON SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT: (I) THE PERSON THAT ACQUIRES A CLASS S CERTIFICATE SHALL (A) BE ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR THE DISTRICT OF COLUMBIA THEREOF, (B) EXPRESSLY ASSUME, BY AN AGREEMENT SUPPLEMENTAL HERETO, EXECUTED AND DELIVERED TO THE OWNER TRUSTEE AND THE INSURER, THE PERFORMANCE OF EVERY COVENANT AND OBLIGATION OF THE SPONSOR UNDER THE TRUST AGREEMENT AND (C) AS PART OF ITS ACQUISITION OF A CLASS S CERTIFICATE, ACQUIRE ALL RIGHTS OF THE CLASS S CERTIFICATEHOLDER OR ANY TRANSFEREE UNDER SECTION 4.10 OF THE TRUST AGREEMENT TO AMOUNTS PAYABLE TO THE CLASS S CERTIFICATE OR SUCH TRANSFEREE UNDER SECTIONS 8.7(D)(IV) AND ARTICLE X OF THE INDENTURE; (II) THE HOLDER OF THE CLASS S CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OFFICER'S CERTIFICATE STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 4.10(C) OF THE TRUST AGREEMENT AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH AND AN OPINION OF COUNSEL STATING THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH, AND THE OWNER TRUSTEE MAY CONCLUSIVELY RELY ON SUCH OFFICER'S CERTIFICATE, SHALL HAVE NO DUTY TO MAKE INQUIRIES WITH REGARD TO THE MATTERS SET FORTH THEREIN AND SHALL INCUR NO LIABILITY IN SO RELYING; (III) THE HOLDER OF THE CLASS S CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER A LETTER FROM EACH RATING AGENCY CONFIRMING THAT ITS RATING OF THE NOTES, AFTER GIVING EFFECT TO SUCH TRANSFER, WILL NOT BE REDUCED OR WITHDRAWN WITHOUT REGARD TO THE POLICY; (IV) THE TRANSFEREE OF THE CLASS S CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE, AND THE INSURER AN OPINION OF COUNSEL TO THE EFFECT THAT (A) SUCH TRANSFER WILL NOT ADVERSELY AFFECT THE TREATMENT OF THE NOTES AFTER SUCH TRANSFER AS DEBT FOR FEDERAL AND APPLICABLE STATE INCOME TAX PURPOSES, (B) SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING SUBJECT TO TAX AT THE ENTITY LEVEL FOR FEDERAL OR APPLICABLE STATE TAX PURPOSES, (C) SUCH TRANSFER WILL NOT HAVE ANY MATERIAL ADVERSE IMPACT ON THE FEDERAL OR APPLICABLE STATE INCOME TAXATION OF A NOTEHOLDER OR ANY CLASS S CERTIFICATEHOLDER AND (D) SUCH TRANSFER WILL NOT RESULT IN THE ARRANGEMENT CREATED BY THE TRUST AGREEMENT OR ANY "PORTION" OF THE TRUST, BEING TREATED AS A TAXABLE MORTGAGE POOL AS DEFINED IN SECTION 7701(I) OF THE CODE; (V) ALL FILINGS AND OTHER ACTIONS NECESSARY TO CONTINUE THE PERFECTION OF THE INTEREST OF THE TRUST IN THE MORTGAGE LOANS AND THE OTHER PROPERTY CONVEYED UNDER THE TRUST AGREEMENT SHALL HAVE BEEN TAKEN OR MADE AND (VI) THE INSURER SHALL HAVE CONSENTED TO SUCH TRANSFER.

IN ADDITION, NO TRANSFER OR PLEDGE OF (I) ANY RESIDUAL CERTIFICATE OR (II) ANY PORTION OF A TRANSFEROR'S INTEREST IN ANY RESIDUAL CERTIFICATE SHALL BE MADE TO A PROPOSED HOLDER UNLESS TRANSFEROR SIMULTANEOUSLY TRANSFERS TO SUCH PROPOSED HOLDER (I) THE CLASS S CERTIFICATE OR (II) AN ANALOGOUS PORTION (BY PERCENTAGE) OF THE TRANSFEROR'S INTEREST IN THE CLASS S CERTIFICATE, RESPECTIVELY. NO CLASS S CERTIFICATE MAY BE TRANSFERRED TO ANY PROPOSED HOLDER EXCEPT IN CONNECTION WITH THE TRANSFER OF A RESIDUAL CERTIFICATE MADE IN ACCORDANCE WITH THE TERMS OF THE PRECEDING SENTENCE.

THIS CLASS S CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          GREENPOINT HOME EQUITY LOAN TRUST 2001-2 CLASS S CERTIFICATE


Percentage Interest:  100%                       Cut-Off Date:  October 31, 2001
First Payment Date:  December 17, 2001           Issue Date:  November 20, 2001

No. 1

                       GreenPoint Mortgage Securities Inc.
                            Class S Certificateholder

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Class S Certificates referred to in the within-mentioned Trust Agreement.


                           WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee



                           By:
                              ----------------------------------------
                                        Authenticating Agent

         The Trust was created pursuant to a Trust Agreement dated as of November 1, 2001 (the "Trust Agreement"), between the Sponsor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Class S Certificate is one of the duly authorized Class S Certificates designated as GreenPoint Home Equity Loan "Asset Backed Certificates" (herein called the "Class S Certificates"). Also issued by the Trust under the Indenture are three classes of Notes designated as Class A-1 Notes, Class A-2 Notes and Class A-3 Notes (collectively referred to herein as the "Notes"). Also issued by the Trust under the Trust Agreement are the Residual Certificates (the "Residual Certificates"). These Class S Certificates are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class S Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes (A) a pool of certain adjustable rate home equity revolving credit line loans (the "HELOC Mortgage Loans") (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination set forth by the Federal Home Loan Mortgage Corporation, (B) a pool of certain HELOC Mortgage Loans (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination set forth by the Federal National Mortgage Association, and (C) a pool of certain HELOC Mortgage Loans (including any Additional Balances related thereto) and, possibly, certain second lien closed-end mortgage loans (the "Closed End Mortgage Loans") which may or may not so conform.

         Under the Indenture, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), commencing on December 17, 2001, to the Person in whose name this Class S Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Class S Certificateholder's Percentage Interest in the amount to be distributed to Class S Certificateholders on such Payment Date.

         The holder of this Class S Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class S Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         The holder of this Class S Certificate, by acceptance of this Class S Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Pre-Funding Account or the Reserve Fund or prior to the release of such monies pursuant to Sections 8.7(d)(iv) and 8.6(c) of the Indenture, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Pre-Funding Account or the Reserve Fund constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement shall be considered to constitute a security agreement and the holder of this Class S Certificate hereby grants to the Indenture Trustee and the Insurer a first priority perfected security interest in such amounts. In addition, each Class S Certificateholder, by acceptance of its Class S Certificate, hereby appoints the Sponsor as its agent to pledge a first priority perfected security interest in the Reserve Fund and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Indenture Trustee's security interest in the Trust Property.

         It is the intent of the Sponsor, the Servicer, and the Class S Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a branch. In the event that the Class S Certificates are held by more than one Holder, it is the intent of the Sponsor, the Servicer, and the Class S Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Class S Certificateholders will be treated as partners in that partnership. The Sponsor and any other Class S Certificateholders, by acceptance of a Class S Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Class S Certificates for such tax purposes as partnership interests in the Trust. Each Class S Certificateholder, by its acceptance of a Class S Certificate, covenants and agrees that such Class S Certificateholder will not at any time institute against the Trust or the Sponsor, or join in any institution against the Trust or the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class S Certificates, the Certificates, the Trust Agreement or any of the Basic Documents.

         Distributions on this Class S Certificate will be made as provided in the Sale and Servicing Agreement and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Class S Certificateholder of record in the Certificate Register without the presentation or surrender of this Class S Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Class S Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Class S Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Class S Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         The Class S Certificates do not represent an obligation of, or an interest in, the Company, the Sponsor, the Servicer, the Insurer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Class S Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Mortgage Loans, as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Sponsor, and at such other places, if any, designated by the Sponsor, by any Class S Certificateholder upon written request.

         The Class S Certificates are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class S Certificates on each Payment Date, all as more fully set forth in the Policy.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor and the rights of the Class S Certificateholders under the Trust Agreement at any time by the Sponsor and the Owner Trustee with the prior written consent of the Insurer and with the consent of the holders of the Notes and the Residual Certificates evidencing not less than a majority of the outstanding Notes and the Residual Certificates. Any such amendment shall be conclusive and binding upon the holder of this Class S Certificate and on all future holders of this Class S Certificate and of any Class S Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class S Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Class S Certificates (other than the Sponsor, or the Insurer).

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Class S Certificate is registrable in the Certificate Register upon surrender of this Class S Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Class S Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

         Except for Class S Certificates issued to the Sponsor, the Class S Certificates are issuable only as registered Class S Certificates without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Class S Certificates are exchangeable for new Class S Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar, or the Insurer may treat the person in whose name this Class S Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Class S Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement, the Indenture and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Sponsor may at its option redeem the Notes at a price and upon the satisfaction of certain conditions specified in Section 7.01(b) of the Sale and Servicing Agreement, and if all of the Notes are redeemed, such redemption may result in termination of the Trust which may effect a transfer of the Class S Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only on any Payment Date on or after the Payment Date immediately prior to which the related Note Principal Balance for a Class of Notes is less than or equal to 10% of the related Original Note Principal Balance for such Class of Notes, all amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws related to such Class of Notes on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement together with interest thereon as provided under the Insurance Agreement have been paid.

         The recitals contained herein shall be taken as the statements of the Sponsor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Class S Certificate or of any Mortgage Loan or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Class S Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class S Certificate to be duly executed.


                                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                                    By: WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


Dated: November 20, 2001

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Residual Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________ Attorney to transfer said Residual Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                               *
                                        ----------------------------------------
                                        Signature Guaranteed:

                                                                               *
                                        ----------------------------------------


-------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Residual Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


                              RESIDUAL CERTIFICATE


THIS RESIDUAL CERTIFICATE REPRESENTS CERTAIN RESIDUAL RIGHTS TO PAYMENT TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS RESIDUAL CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS RESIDUAL CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS RESIDUAL CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.10 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS RESIDUAL CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES A REPRESENTATION LETTER FROM THE TRANSFEREE OF SUCH RESIDUAL CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE, NOR A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, WHICH REPRESENTATION LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE OR THE INSURER.

NO TRANSFER OF A RESIDUAL CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS. EXCEPT FOR THE INITIAL ISSUANCE OF THE RESIDUAL CERTIFICATE TO THE SPONSOR, THE OWNER TRUSTEE SHALL REQUIRE (i) THE TRANSFEREE TO EXECUTE AN INVESTMENT LETTER ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE INSURER CERTIFYING TO THE OWNER TRUSTEE AND THE INSURER THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, OR THE INSURER OR (ii) IF THE INVESTMENT LETTER IS NOT DELIVERED, A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE, THE INSURER AND THE SPONSOR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT OR IS BEING MADE PURSUANT TO SAID ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE OWNER TRUSTEE, THE INSURER OR THE SPONSOR. THE HOLDER OF A RESIDUAL CERTIFICATE DESIRING TO EFFECT SUCH TRANSFER SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE SPONSOR AND THE INSURER AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.

THE RESIDUAL CERTIFICATES AND ANY INTEREST THEREIN SHALL NOT BE TRANSFERRED EXCEPT UPON SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT: (I) THE PERSON THAT ACQUIRES A RESIDUAL CERTIFICATE SHALL (A) BE ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR THE DISTRICT OF COLUMBIA THEREOF, (B) EXPRESSLY ASSUME, BY AN AGREEMENT SUPPLEMENTAL HERETO, EXECUTED AND DELIVERED TO THE OWNER TRUSTEE AND THE INSURER, THE PERFORMANCE OF EVERY COVENANT AND OBLIGATION OF THE SPONSOR UNDER THE TRUST AGREEMENT AND (C) AS PART OF ITS ACQUISITION OF A RESIDUAL CERTIFICATE, ACQUIRE ALL RIGHTS OF THE RESIDUAL CERTIFICATEHOLDER UNDER SECTION 4.10 OF THE TRUST AGREEMENT TO AMOUNTS PAYABLE TO THE RESIDUAL CERTIFICATE OR SUCH TRANSFEREE UNDER SECTIONS 8.7(D)(XVI) AND 8.6(C) OF THE INDENTURE; (II) THE HOLDER OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER AN OFFICER'S CERTIFICATE STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 4.10(C) OF THE TRUST AGREEMENT AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH AND AN OPINION OF COUNSEL STATING THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH, AND THE OWNER TRUSTEE MAY CONCLUSIVELY RELY ON SUCH OFFICER'S CERTIFICATE, SHALL HAVE NO DUTY TO MAKE INQUIRIES WITH REGARD TO THE MATTERS SET FORTH THEREIN AND SHALL INCUR NO LIABILITY IN SO RELYING; (III) THE HOLDER OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE AND THE INSURER A LETTER FROM EACH RATING AGENCY CONFIRMING THAT ITS RATING OF THE NOTES, AFTER GIVING EFFECT TO SUCH TRANSFER, WILL NOT BE REDUCED OR WITHDRAWN WITHOUT REGARD TO THE POLICY; (IV) THE TRANSFEREE OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE OWNER TRUSTEE, AND THE INSURER AN OPINION OF COUNSEL TO THE EFFECT THAT (A) SUCH TRANSFER WILL NOT ADVERSELY AFFECT THE TREATMENT OF THE NOTES AFTER SUCH TRANSFER AS DEBT FOR FEDERAL AND APPLICABLE STATE INCOME TAX PURPOSES, (B) SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING SUBJECT TO TAX AT THE ENTITY LEVEL FOR FEDERAL OR APPLICABLE STATE TAX PURPOSES, (C) SUCH TRANSFER WILL NOT HAVE ANY MATERIAL ADVERSE IMPACT ON THE FEDERAL OR APPLICABLE STATE INCOME TAXATION OF A NOTEHOLDER OR ANY RESIDUAL CERTIFICATEHOLDER AND (D) SUCH TRANSFER WILL NOT RESULT IN THE ARRANGEMENT CREATED BY THE TRUST AGREEMENT OR ANY "PORTION" OF THE TRUST, BEING TREATED AS A TAXABLE MORTGAGE POOL AS DEFINED IN SECTION 7701(I) OF THE CODE; (V) ALL FILINGS AND OTHER ACTIONS NECESSARY TO CONTINUE THE PERFECTION OF THE INTEREST OF THE TRUST IN THE MORTGAGE LOANS AND THE OTHER PROPERTY CONVEYED UNDER THE TRUST AGREEMENT SHALL HAVE BEEN TAKEN OR MADE AND (VI) THE INSURER SHALL HAVE CONSENTED TO SUCH TRANSFER.

IN ADDITION, NO TRANSFER OR PLEDGE OF (I) ANY RESIDUAL CERTIFICATE OR (II) ANY PORTION OF A TRANSFEROR'S INTEREST IN ANY RESIDUAL CERTIFICATE SHALL BE MADE TO A PROPOSED HOLDER UNLESS TRANSFEROR SIMULTANEOUSLY TRANSFERS TO SUCH PROPOSED HOLDER (I) THE CLASS S CERTIFICATE OR (II) AN ANALOGOUS PORTION (BY PERCENTAGE) OF THE TRANSFEROR'S INTEREST IN THE CLASS S CERTIFICATE, RESPECTIVELY. NO CLASS S CERTIFICATE MAY BE TRANSFERRED TO ANY PROPOSED HOLDER EXCEPT IN CONNECTION WITH THE TRANSFER OF A RESIDUAL CERTIFICATE MADE IN ACCORDANCE WITH THE TERMS OF THE PRECEDING SENTENCE.

THIS RESIDUAL CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          GREENPOINT HOME EQUITY LOAN TRUST 2001-2 RESIDUAL CERTIFICATE


Percentage Interest:  100%                       Cut-Off Date:  October 31, 2001
First Payment Date:  December 17, 2001           Issue Date:  November 20, 2001

No. 1

                       GreenPoint Mortgage Securities Inc.
                           Residual Certificateholder

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

           This is one of the Residual Certificates referred to in the within-mentioned Trust Agreement.


                     WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee



                     By:
                        ----------------------------------------
                                 Authenticating Agent



         The Trust was created pursuant to a Trust Agreement dated as of November 1, 2001 (the "Trust Agreement"), between the Sponsor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Residual Certificate is one of the duly authorized Residual Certificates designated as GreenPoint Home Equity Loan "Asset Backed Certificates" (herein called the "Residual Certificates"). Also issued by the Trust under the Indenture are three classes of Notes designated as Class A-1 Notes, Class A-2 Notes and Class A-3 Notes (collectively referred to herein as the "Notes"). Also issued by the Trust under the Trust Agreement are the Class S Certificates (the "Class S Certificates"). These Residual Certificates are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Residual Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes (A) a pool of certain adjustable rate home equity revolving credit line loans (the "HELOC Mortgage Loans") (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination set forth by the Federal Home Loan Mortgage Corporation,
(B) a pool of certain HELOC Mortgage Loans (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination set forth by the Federal National Mortgage Association and (C) a pool of certain HELOC Mortgage Loans (including any Additional Balances related thereto) and, possibly, certain second lien closed-end mortgage loans (the "Closed End Mortgage Loans") which may or may not so conform.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), commencing on December 17, 2001, to the Person in whose name this Residual Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Residual Certificateholder's Percentage Interest in the amount to be distributed to Residual Certificateholders on such Payment Date.

         The holder of this Residual Certificate acknowledges and agrees that its rights to receive distributions in respect of this Residual Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         The holder of this Residual Certificate, by acceptance of this Residual Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held in the Pre-Funding Account or the Reserve Fund prior to the release of such monies pursuant to Sections 8.7(d)(xvi) and 8.6(c) of the Indenture, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Reserve Fund or the Pre-Funding Account constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement shall be considered to constitute a security agreement and the holder of this Residual Certificate hereby grants to the Indenture Trustee and the Insurer a first priority perfected security interest in such amounts. In addition, each Residual Certificateholder, by acceptance of its Residual Certificate, hereby appoints the Sponsor as its agent to pledge a first priority perfected security interest in the Reserve Fund and the Pre-Funding Account and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Indenture Trustee's security interest in the Trust Property.

         It is the intent of the Sponsor, the Servicer, and the Residual Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a branch. In the event that the Residual Certificates are held by more than one Holder, it is the intent of the Sponsor, the Servicer, and the Residual Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Residual Certificateholders will be treated as partners in that partnership. The Sponsor and any other Residual Certificateholders, by acceptance of a Residual Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Residual Certificates for such tax purposes as partnership interests in the Trust. Each Residual Certificateholder, by its acceptance of a Residual Certificate, covenants and agrees that such Residual Certificateholder will not at any time institute against the Trust or the Sponsor, or join in any institution against the Trust or the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Residual Certificates, the Certificates, the Trust Agreement or any of the Basic Documents.

         Distributions on this Residual Certificate will be made as provided in the Sale and Servicing Agreement and the Indenture by the Indenture Trustee by wire transfer or check mailed to the Residual Certificateholder of record in the Certificate Register without the presentation or surrender of this Residual Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Residual Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Residual Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Residual Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         The Residual Certificates do not represent an obligation of, or an interest in, the Company, the Sponsor, the Servicer, the Insurer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Residual Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Mortgage Loans, as more specifically set forth herein, in the Sale and Servicing Agreement and in the Indenture. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Sponsor, and at such other places, if any, designated by the Sponsor, by any Residual Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor and the rights of the Residual Certificateholders under the Trust Agreement at any time by the Sponsor and the Owner Trustee with the prior written consent of the Insurer and with the consent of the holders of the Notes and the Residual Certificates evidencing not less than a majority of the outstanding Notes and the Residual Certificates. Any such amendment shall be conclusive and binding upon the holder of this Residual Certificate and on all future holders of this Residual Certificate and of any Residual Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Residual Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Residual Certificates (other than the Sponsor, or the Insurer).

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Residual Certificate is registrable in the Certificate Register upon surrender of this Residual Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Residual Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

         Except for Residual Certificates issued to the Sponsor, the Residual Certificates are issuable only as registered Residual Certificates without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Residual Certificates are exchangeable for new Residual Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trustee, the Certificate Registrar, or the Insurer may treat the person in whose name this Residual Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, the Insurer nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Residual Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement, the Indenture and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Sponsor may at its option redeem the Notes at a price and upon the satisfaction of certain conditions specified in Section 7.01(b) of the Sale and Servicing Agreement, and if all of the Notes are redeemed, such redemption may result in termination of the Trust which may effect a transfer of the Residual Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only on any Payment Date on or after the Payment Date immediately prior to which the related Note Principal Balance for a Class of Notes is less than or equal to 10% of the related Original Note Principal Balance for such Class of Notes, all amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws related to such Class of Notes on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement together with interest thereon as provided under the Insurance Agreement have been paid.

         The recitals contained herein shall be taken as the statements of the Sponsor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Residual Certificate or of any Mortgage Loan or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Residual Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Certificate to be duly executed.


                            GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                            By: WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as Owner Trustee



                            By:
                                ------------------------------------------------
                                Name:
                                Title:


Dated:  November 20, 2001

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Residual Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________Attorney to transfer said Residual Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                             ---------------------------------*
                                             Signature Guaranteed:

                                             ---------------------------------*

----------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Residual Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C


                             CERTIFICATE OF TRUST OF
                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2


         This Certificate of Trust of GreenPoint Home Equity Loan Trust 2001-2 (the "Trust"), dated as of November __, 2001, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

         1. Name. The name of the business trust formed hereby is GreenPoint Home Equity Loan Trust 2001-2.

         2. Delaware Trust. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. Attn:
Corporate Trust Administration.

         3. This Certificate of Trust will be effective November __, 2001.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                                           WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee of the Trust.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: